UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	February 24, 2025

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2025, Teleflex Incorporated (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter and year ended December 31, 2024. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

In addition to the financial information included in the Press Release that has been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), the Press Release includes certain non-GAAP financial measures. These measures include adjusted revenue growth, adjusted constant currency revenue growth and adjusted diluted earnings per share. Adjusted revenue is based upon net revenues, adjusted to exclude the impact of an increase in reserves for prior years. The reserve, which relates to legislation that requires suppliers of medical devices to the Italian National Healthcare System to make payments to the Italian government if medical device expenditures in a given year exceed regional expenditure ceilings established for that year, was increased as a result of a recent ruling from the Italian courts. The amounts related to the prior years do not represent normal adjustments to revenue, are not expected to recur in future periods and are not recurring in nature, making it difficult to contribute to a meaningful evaluation of our operating performance. Adjusted constant currency revenue growth is based upon net revenues, adjusted to eliminate the impacts related to the Italian payback measure referred to above and of translating the results of international subsidiaries at different currency exchange rates from period to period. The impact of changes in foreign currency may vary significantly from period to period, and generally are outside of the control of our management. We believe that these measures facilitate a comparison of our operating performance exclusive of fluctuations that do not reflect our underlying performance or business trends. Adjusted diluted earnings per share is based upon diluted earnings per share available to common stockholders, the most directly comparable GAAP measure, adjusted to exclude, depending on the period presented, the impact (net of tax) of (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) other items identified in the reconciliation tables set forth in the Press Release, as applicable; (iv) costs incurred in connection with our implementation of a new global enterprise resource planning system and related information technology transition costs; (v) the impact from increases in our reserves related to the Italian payback measure pertaining to prior years as described in adjusted revenue; (vi) pension termination and related charges; (vii) certain expenditures associated with the registration of medical devices under the European Union Medical Device Regulation; (viii) intangible amortization expense; (ix) direct and incremental costs and discrete changes affecting our deferred tax liability within income tax expenses incurred in connection with legal entity rationalizations; and (x) tax adjustments. Management does not believe that any of the excluded items are indicative of our underlying core performance or business trends.

Management uses these non-GAAP financial measures to assess the Company's financial performance, make operating decisions, allocate financial resources, provide guidance on possible future results, and assist in its evaluation of period-to-period and peer comparisons. The non-GAAP measures may be useful to investors because they provide insight into management’s assessment of our business and provide supplemental information pertinent to a comparison of period-to-period results of our ongoing operations. The non-GAAP financial measures are presented in addition to results presented in accordance with GAAP and should not be relied upon as a substitute for GAAP financial measures. Moreover, our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies.

The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 24, 2025, the Company and certain of its subsidiaries entered into an amendment (the “Amendment”) to our Third Amended and Restated Credit Agreement, dated as of November 4, 2022 (as amended prior to the date hereof, the “Existing Credit Agreement” and, as amended by the Amendment, the “Credit Agreement”), which, among other things, (i) provides for a delayed draw term loan facility in an aggregate principal amount of $500,000,000, which will be available to be drawn on the date on which the Company consummates its acquisition of substantially all of the Vascular Intervention business of BIOTRONIK SE & Co. KG (the “Acquisition”), subject to the satisfaction of certain other conditions customary for facilities of this type (such term loan commitments and the term loans funded thereunder, the “Delayed Draw Term Loan Facility”) and (ii) permits the Company to borrow up to $550,000,000 under the $1,000,000,000 revolving facility provided for under the Credit Agreement on a limited condition basis on the date on which the Acquisition is consummated. Borrowings under the Delayed Draw Term Loan Facility will bear interest at a rate per annum equal to the applicable margin plus, at the Company’s option, either (1) the highest of (i) the “Prime Rate” in the U.S. last quoted by The Wall Street Journal, (ii) 0.50% above the greater of the federal funds rate and the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars and (iii) 1.00% above the Term SOFR Rate for a one month interest period, plus an applicable margin ranging from 0.125% to 1.00%, in each case subject to adjustments based on our total net leverage ratio or (2) a Term Secured Overnight Financing Rate (“SOFR”) rate (which includes a credit spread adjustment of 10 basis points). The terms of the Credit Agreement remained otherwise substantially unchanged. The applicable margin for borrowings under the Delayed Draw Term Loan Facility range from 1.125% to 2.00% for SOFR borrowings and from 0.125% to 1.00% for base-rate borrowings, in each case, depending on, at our election, either (x) our public corporate family rating or (y) our consolidated total net leverage ratio, in each case, based on the most recently ended fiscal quarter. Overdue loans under the Delayed Draw Term Loan Facility will bear interest at the rate otherwise applicable to such loans plus 2.00%. The obligations under the Delayed Draw Term Loan Facility will be guaranteed and secured on the same basis as the facilities provided for under the Existing Credit Agreement.

The loans made under the Delayed Draw Term Loan Facility will not amortize and will mature on the date that is the earlier of (x) the date that is two years after the date on which such loans are funded and (y) the maturity date for the revolving facility provided for under the Credit Agreement. The Company shall be permitted to prepay the loans provided for under the Delayed Draw Term Loan Facility at par at any time, subject to certain cost reimbursement obligations owing to the lenders. Additionally, the Company will be required to either (i) terminate the commitment under the Delayed Draw Term Loan Facility or (ii) prepay the loans under the Delayed Draw Term Loan Facility, as applicable, with the proceeds of certain equity issuances, incurrences of indebtedness or commitments to provide indebtedness and non-ordinary course asset sales, in each case, subject to customary exceptions.

If an event of default under the Credit Agreement occurs and is continuing, the commitments under the Delayed Draw Term Loan Facility may be terminated, the principal amount of the loans provided for thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable and the Administrative Agent may enforce and foreclose on the collateral granted in connection with the Credit Agreement and the Amendment.

The description of the Amendment set forth under this Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2025, the Company’s Board of Directors appointed John R. Deren, 57, who has served as the Company’s Corporate Vice President and Chief Accounting Officer since May 2017, to serve as Executive Vice President and Chief Financial Officer of the Company, effective April 2, 2025. Mr. Deren will replace Thomas E. Powell, who on February 24, 2025 informed the Company that he will retire as Executive Vice President and Chief Financial Officer of the Company, effective April 1, 2025. Mr. Powell will continue to serve as the Company’s Executive Vice President and Chief Financial Officer until the effective date of his retirement.

In connection with Mr. Deren’s promotion to the position of Executive Vice President and Chief Financial Officer, he will receive the following compensation upon his assumption of the role on April 2, 2025:

•Base salary of $587,000;
•Annual incentive plan target award equal to 75% of base salary;
•Long term incentive award opportunity of $1,890,000;
•Personal benefits, including an automobile allowance, term life insurance coverage equal to three times his base salary (not to exceed $2 million), reimbursement for certain financial planning expenses and an annual executive health assessment;
•A severance arrangement, under which he will be eligible to receive, among other things, continued payment of base salary for 24 months if the Company terminates his employment for any reason other than death, disability or cause, or if he terminates his employment for “good reason” (collectively, the “Payment Criteria Events”), except in circumstances covered by his change in control arrangement;
•A revised change in control arrangement under which, if any of the Payment Criteria Events occur within two years following a change in control, he will be eligible to receive, among other things, payment of his base salary for 24 months, and two times the amount of his target bonus under any cash bonus plan payable in the year following termination; and
•Continued participation in the Company’s deferred compensation plan, which includes an annual non-elective Company contribution equal to 5% of his annual cash compensation in excess of the maximum matching contribution under the Company’s 401(k) plan and a matching contribution with respect to cash amounts deferred of up to 3% of his annual cash compensation; and
•Continued participation in the Company’s 401(k) plan.

In connection with his retirement, the Company will enter into a consulting agreement with Mr. Powell, under which he will provide support with respect to the transition of his duties and responsibilities. The consulting agreement will have a term of one year, from April 2, 2025 through March 31, 2026. Under the consulting agreement, Mr. Powell will receive a fee of $542,644, payable in twelve equal monthly installments. The amount of the fee is based upon the estimated 240 hours of time that Mr. Powell is expected to devote to his consulting efforts, at the rate of $2,261 per hour; any additional consulting work performed by Mr. Powell will be paid at the same hourly rate. In addition, in lieu of receiving an annual equity award under our long-term equity incentive compensation program, Mr. Powell will receive a 2025 equity grant with a grant date value of $1 million. The equity award will consist of stock options, restricted stock units and performance stock units, allocated in the same proportions as are used in the Company’s long-term equity incentive compensation program (55% options, 25% RSUs and 20% PSUs). The awards will vest on March 31, 2026, provided Mr. Powell continues to provide services under his consulting agreement through such time. The number of shares he will ultimately be entitled to receive under the PSU portion of the grant will be determined based on the same performance criteria established with respect to the 2025-2027 performance period for other recipients of PSUs under the Company’s Equity Incentive Compensation Program, and will be determined at the same time such other recipient’s awards are determined.

On February 27, 2025, the Company issued a press release announcing Mr. Powell’s retirement and Mr. Deren’s appointment as Executive Vice President and Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
Earning Conference Call Presentation
In connection with the conference call to be held by the Company on February 27, 2025 to discuss its financial results for the year and quarter ended December 31, 2024, the Company plans to reference slide presentations, which will be made available in advance of the call through the Company’s website. Copies of the slide presentations are furnished as Exhibits 99.3 and 99.4 to this Current Report.

Strategic Actions Announcements
On February 27, 2025, the Company announced a series of strategic actions, which include its proposed separation into two independent, publicly traded companies and its entry into a definitive agreement to acquire substantially all of the Vascular Interventions business of BIOTRONIK SE & Co. KG. A copy of the press release announcing the proposed separation is furnished as Exhibit 99.5 to this Current Report on Form 8 K, and a copy of the press release announcing the proposed acquisition is furnished as Exhibit 99.6 to this Current Report on Form 8 K.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibits 99.3, 99.4, 99.5 and 99.6, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including our discussion of the pending Acquisition and the Amendment,. When used in this Current Report on Form 8-K, such forward-looking statements may be identified by the use of such words as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” “prospects,” or the negative of these terms or other similar terminology. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Teleflex, the Acquisition or industry results, to be materially different from any future plans, goals, targets, objectives, results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved. For a detailed discussion of factors that could cause actual results to differ materially from the results discussed in the forward-looking statements, see the information under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward Looking Statements” in our most recent annual report on Form 10-K filed with the SEC, in each case as updated by our subsequent filings with the SEC. Teleflex undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 1 to Credit Agreement, dated as of February 24, 2025, among Teleflex Incorporated, each subsidiary of Teleflex Incorporated party thereto, each lender party thereto and JPMorgan Chase Bank, N.A., as administrative agent

99.1	Earnings Press Release issued on February 27, 2025
99.2	Press Release Announcing Chief Financial Officer Transition issued on February 27, 2025
99.3	Earnings Conference Call Slide Presentation
99.4	Strategic Transactions Slide Presentation
99.5	Press Release Announcing Separation issued on February 27, 2025
99.6	Press Release Announcing Acquisition issued on February 27, 2025
104	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2025	TELEFLEX INCORPORATED By: /s/ Liam J. Kelly Name: Liam J. Kelly Title: Chairman, President and Chief Executive Officer